UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-01716

AB CAP FUND, INC.

(Exact name of registrant as specified in charter)

66 Hudson Boulevard East

New York, New York 10005

(Address of principal executive offices) (Zip code)

Stephen M. Woetzel

AllianceBernstein L.P.

66 Hudson Boulevard East

New York, New York 10005

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: November 30, 2025

Date of reporting period: November 30, 2025

ITEM 1. REPORTS TO STOCKHOLDERS.

Class Z: ABMVX

November 30, 2025

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Fund Information

AB Mid Cap Value Portfolio

Annual Shareholder Report

This annual shareholder report contains important information about the AB Mid Cap Value Portfolio (the “Fund”) for the period of December 1, 2024 to November 30, 2025. You can find additional information about the Fund at https://www.abfunds.com/link/AB/ABMVX-A. You can also request this information by contacting us at (800) 227 4618.

What were the Fund costs for the last year?

(Based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class Z	$68	0.67%

How did the Fund perform last year? What affected the Fund’s performance?

During the 12-month period ended November 30, 2025, the Fund outperformed the Russell Midcap Value Index (the “benchmark”), before sales charges. The Fund's results were primarily driven by effective security selection within technology and consumer discretionary, as well as beneficial positioning in select sectors. These factors were the leading contributors to performance. Conversely, security selection within industrials and materials, along with exposure to certain underperforming areas, detracted from results. Overall, the Fund's performance reflected the impact of active management decisions across different sectors, with both positive and negative influences evident during the period.

Performance Highlights

Top contributors to performance:

  During the 12-month period, security selection within technology and consumer discretionary, along with an underweight to materials, were among the leading contributors to performance.

Top detractors from performance:

  During the 12-month period, security selection within industrials and materials, as well as an underweight to communication services, were among the primary detractors from performance.

Class Z: ABMVX

1

Fund Performance

The following graph shows the performance of hypothetical $10,000 investments in the Fund, a broad-based securities market index and an additional index that corresponds to the Fund's investment strategies, over the most recently completed 10 fiscal years of the Fund, or since inception, if shorter. The Fund's performance reflects applicable sales charges and assumes the reinvestment of dividends.

	Class Z	S&P 500 Index	Russell Midcap Value Index
04/24	$10,000	$10,000	$10,000
11/24	$11,360	$11,888	$11,699
11/25	$11,800	$13,671	$12,034

Average Annual Total Returns

AATR	1 Year	Since Inception 4/30/24
Class Z	3.78%	10.98%
S&P 500 Index	15.00%	21.75%
Russell Midcap Value Index	2.86%	12.36%

The Fund’s past performance is not a good predictor of the Fund’s future performance.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares.

Visit https://www.alliancebernstein.com/us/en-us/investments/products/mutual-funds/equities/ab-mid-cap-value-portfolio.Z.01877E149.html#performance for the most recent performance information.

Key Fund Statistics

Net Assets	$2,359,140
# of Portfolio Holdings	56
Portfolio Turnover Rate	52%
Total Advisory Fees Paid (Net)	$0

Class Z: ABMVX

2

Graphical Representation of Holdings

10 Top Holdings

Company	U.S. $ Value	% of Net Assets
Ameren Corp.	$82,421	3.5%
Alliant Energy Corp.	$74,542	3.2%
Dollar Tree, Inc.	$67,927	2.9%
AutoZone, Inc.	$63,269	2.7%
Invesco Ltd.	$62,934	2.7%
CBRE Group, Inc. - Class A	$57,773	2.4%
ON Semiconductor Corp.	$57,625	2.4%
TechnipFMC PLC	$56,077	2.4%
Reliance, Inc.	$55,864	2.4%
United Rentals, Inc.	$55,432	2.3%
Total	$633,864	26.9%

Sector Breakdown (% of Net Assets)

Industrials	20.6%
Financials	15.0%
Health Care	11.0%
Information Technology	10.0%
Real Estate	9.4%
Utilities	6.7%
Energy	6.6%
Materials	6.3%
Consumer Staples	5.9%
Consumer Discretionary	5.7%
Communication Services	1.4%
Short-Term Investments	2.1%
Other assets less liabilities	-0.7%
Total	100.0%

Availability of Additional Information

You can find additional information on the Fund’s website at https://www.abfunds.com/link/AB/ABMVX-A, including the Fund's:

•   Prospectus

•   Financial information

•   Fund holdings

•   Proxy voting information

You can also request this information by contacting us at (800) 227 4618.

Householding

Shareholders who have consented to receive a single annual or semi-annual shareholder report at a shared address may revoke this consent by contacting us at (800) 227 4618.

The [A/B] logo and AllianceBernstein® are registered trademarks used by permission of the owner, AllianceBernstein L.P.

MIDV-Z-0153-1125

Class Z: ABMVX

3

Advisor Class: SCYVX

November 30, 2025

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Fund Information

AB Small Cap Value Portfolio

Annual Shareholder Report

This annual shareholder report contains important information about the AB Small Cap Value Portfolio (the “Fund”) for the period of December 1, 2024 to November 30, 2025. You can find additional information about the Fund at https://www.abfunds.com/link/AB/SCYVX-A. You can also request this information by contacting us at (800) 227 4618.

What were the Fund costs for the last year?

(Based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Advisor Class	$89	0.92%

How did the Fund perform last year? What affected the Fund’s performance?

During the 12-month period ended November 30, 2025, the Fund underperformed the Russell 2000 Value Index (the “benchmark”), before sales charges. The Fund’s results were primarily impacted by negative security selection across several sectors, which was the leading detractor from performance. Sector allocation also contributed negatively, further weighing on results. While there were some positive influences from select holdings and positioning, including security selection within real estate, financials, technology and industrials, as well as an overweight in materials and technology and an underweight to certain underperforming sectors, these were not sufficient to offset the broader challenges faced during the period. Overall, the Fund’s performance reflected the impact of difficult market conditions and the effects of active management decisions across different sectors.

Performance Highlights

Top contributors to performance:

  During the 12-month period, security selection within real estate and financials, as well as an overweight in materials and technology, were the leading contributors to performance.

Top detractors from performance:

  During the 12-month period, security selection within materials, energy and industrials, along with an underweight to health care and an overweight to industrials, were the primary detractors from performance.

Advisor Class: SCYVX

1

Fund Performance

The following graph shows the performance of hypothetical $10,000 investments in the Fund, a broad-based securities market index and an additional index that corresponds to the Fund's investment strategies, over the most recently completed 10 fiscal years of the Fund, or since inception, if shorter. The Fund's performance reflects applicable sales charges and assumes the reinvestment of dividends.

	Advisor Class	S&P 500 Index	Russell 2000 Value Index
11/15	$10,000	$10,000	$10,000
11/16	$11,974	$10,806	$11,985
11/17	$13,374	$13,277	$13,587
11/18	$12,745	$14,111	$13,339
11/19	$13,307	$16,384	$13,867
11/20	$12,984	$19,244	$13,915
11/21	$18,212	$24,617	$18,509
11/22	$17,024	$22,350	$17,630
11/23	$15,453	$25,443	$16,796
11/24	$20,456	$34,066	$22,262
11/25	$19,230	$39,175	$22,936

Average Annual Total Returns

AATR	1 Year	5 Years	10 Years
Advisor Class	-5.99%	8.17%	6.76%
S&P 500 Index	15.00%	15.28%	14.63%
Russell 2000 Value Index	3.02%	10.51%	8.66%

The Fund’s past performance is not a good predictor of the Fund’s future performance.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares.

Visit https://www.alliancebernstein.com/us/en-us/investments/products/mutual-funds/equities/ab-small-cap-value-portfolio.Advisor.01878T558.html#performance for the most recent performance information.

Key Fund Statistics

Net Assets	$541,825,777
# of Portfolio Holdings	102
Portfolio Turnover Rate	74%
Total Advisory Fees Paid (Net)	$4,482,529

Advisor Class: SCYVX

2

Graphical Representation of Holdings

10 Top Holdings

Company	U.S. $ Value	% of Net Assets
Topgolf Callaway Brands Corp.	$9,698,073	1.8%
UMB Financial Corp.	$8,719,225	1.6%
ONE Gas, Inc.	$8,666,002	1.6%
COPT Defense Properties	$8,502,069	1.6%
American Healthcare REIT, Inc.	$8,209,095	1.5%
Independent Bank Corp.	$7,992,290	1.5%
HA Sustainable Infrastructure Capital, Inc.	$7,938,363	1.4%
Scholastic Corp.	$7,745,713	1.4%
Winmark Corp.	$7,597,109	1.4%
Laureate Education, Inc.	$7,508,051	1.4%
Total	$82,575,990	15.2%

Sector Breakdown (% of Net Assets)

Financials	24.9%
Industrials	17.2%
Consumer Discretionary	11.2%
Real Estate	8.8%
Information Technology	8.4%
Materials	6.6%
Energy	6.4%
Health Care	5.5%
Utilities	3.9%
Communication Services	3.0%
Consumer Staples	2.9%
Short-Term Investments	1.4%
Other assets less liabilities	-0.2%
Total	100.0%

Availability of Additional Information

You can find additional information on the Fund’s website at https://www.abfunds.com/link/AB/SCYVX-A, including the Fund's:

•   Prospectus

•   Financial information

•   Fund holdings

•   Proxy voting information

You can also request this information by contacting us at (800) 227 4618.

Householding

Shareholders who have consented to receive a single annual or semi-annual shareholder report at a shared address may revoke this consent by contacting us at (800) 227 4618.

The [A/B] logo and AllianceBernstein® are registered trademarks used by permission of the owner, AllianceBernstein L.P.

SCV-ADV-0153-1125

Advisor Class: SCYVX

3

Class A: SCAVX

November 30, 2025

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Fund Information

AB Small Cap Value Portfolio

Annual Shareholder Report

This annual shareholder report contains important information about the AB Small Cap Value Portfolio (the “Fund”) for the period of December 1, 2024 to November 30, 2025. You can find additional information about the Fund at https://www.abfunds.com/link/AB/SCAVX-A. You can also request this information by contacting us at (800) 227 4618.

What were the Fund costs for the last year?

(Based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$113	1.17%

How did the Fund perform last year? What affected the Fund’s performance?

During the 12-month period ended November 30, 2025, the Fund underperformed the Russell 2000 Value Index (the “benchmark”), before sales charges. The Fund’s results were primarily impacted by negative security selection across several sectors, which was the leading detractor from performance. Sector allocation also contributed negatively, further weighing on results. While there were some positive influences from select holdings and positioning, including security selection within real estate, financials, technology and industrials, as well as an overweight in materials and technology and an underweight to certain underperforming sectors, these were not sufficient to offset the broader challenges faced during the period. Overall, the Fund’s performance reflected the impact of difficult market conditions and the effects of active management decisions across different sectors.

Performance Highlights

Top contributors to performance:

  During the 12-month period, security selection within real estate and financials, as well as an overweight in materials and technology, were the leading contributors to performance.

Top detractors from performance:

  During the 12-month period, security selection within materials, energy and industrials, along with an underweight to health care and an overweight to industrials, were the primary detractors from performance.

Class A: SCAVX

1

Fund Performance

The following graph shows the performance of hypothetical $10,000 investments in the Fund, a broad-based securities market index and an additional index that corresponds to the Fund's investment strategies, over the most recently completed 10 fiscal years of the Fund, or since inception, if shorter. The Fund's performance reflects applicable sales charges and assumes the reinvestment of dividends.

	Class A (with sales charges)	S&P 500 Index	Russell 2000 Value Index
11/15	$9,577	$10,000	$10,000
11/16	$11,446	$10,806	$11,985
11/17	$12,745	$13,277	$13,587
11/18	$12,112	$14,111	$13,339
11/19	$12,623	$16,384	$13,867
11/20	$12,281	$19,244	$13,915
11/21	$17,184	$24,617	$18,509
11/22	$16,030	$22,350	$17,630
11/23	$14,504	$25,443	$16,796
11/24	$19,157	$34,066	$22,262
11/25	$17,955	$39,175	$22,936

Average Annual Total Returns

AATR	1 Year	5 Years	10 Years
Class A (without sales charges)	-6.27%	7.89%	6.49%
Class A (with sales charges)	-10.27%	6.96%	6.03%
S&P 500 Index	15.00%	15.28%	14.63%
Russell 2000 Value Index	3.02%	10.51%	8.66%

The Fund’s past performance is not a good predictor of the Fund’s future performance.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares.

Visit https://www.alliancebernstein.com/us/en-us/investments/products/mutual-funds/equities/ab-small-cap-value-portfolio.A.01878T574.html#performance for the most recent performance information.

Key Fund Statistics

Net Assets	$541,825,777
# of Portfolio Holdings	102
Portfolio Turnover Rate	74%
Total Advisory Fees Paid (Net)	$4,482,529

Class A: SCAVX

2

Graphical Representation of Holdings

10 Top Holdings

Company	U.S. $ Value	% of Net Assets
Topgolf Callaway Brands Corp.	$9,698,073	1.8%
UMB Financial Corp.	$8,719,225	1.6%
ONE Gas, Inc.	$8,666,002	1.6%
COPT Defense Properties	$8,502,069	1.6%
American Healthcare REIT, Inc.	$8,209,095	1.5%
Independent Bank Corp.	$7,992,290	1.5%
HA Sustainable Infrastructure Capital, Inc.	$7,938,363	1.4%
Scholastic Corp.	$7,745,713	1.4%
Winmark Corp.	$7,597,109	1.4%
Laureate Education, Inc.	$7,508,051	1.4%
Total	$82,575,990	15.2%

Sector Breakdown (% of Net Assets)

Financials	24.9%
Industrials	17.2%
Consumer Discretionary	11.2%
Real Estate	8.8%
Information Technology	8.4%
Materials	6.6%
Energy	6.4%
Health Care	5.5%
Utilities	3.9%
Communication Services	3.0%
Consumer Staples	2.9%
Short-Term Investments	1.4%
Other assets less liabilities	-0.2%
Total	100.0%

Availability of Additional Information

You can find additional information on the Fund’s website at https://www.abfunds.com/link/AB/SCAVX-A, including the Fund's:

•   Prospectus

•   Financial information

•   Fund holdings

•   Proxy voting information

You can also request this information by contacting us at (800) 227 4618.

Householding

Shareholders who have consented to receive a single annual or semi-annual shareholder report at a shared address may revoke this consent by contacting us at (800) 227 4618.

The [A/B] logo and AllianceBernstein® are registered trademarks used by permission of the owner, AllianceBernstein L.P.

SCV-A-0153-1125

Class A: SCAVX

3

Class C: SCCVX

November 30, 2025

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Fund Information

AB Small Cap Value Portfolio

Annual Shareholder Report

This annual shareholder report contains important information about the AB Small Cap Value Portfolio (the “Fund”) for the period of December 1, 2024 to November 30, 2025. You can find additional information about the Fund at https://www.abfunds.com/link/AB/SCCVX-A. You can also request this information by contacting us at (800) 227 4618.

What were the Fund costs for the last year?

(Based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$186	1.93%

How did the Fund perform last year? What affected the Fund’s performance?

During the 12-month period ended November 30, 2025, the Fund underperformed the Russell 2000 Value Index (the “benchmark”), before sales charges. The Fund’s results were primarily impacted by negative security selection across several sectors, which was the leading detractor from performance. Sector allocation also contributed negatively, further weighing on results. While there were some positive influences from select holdings and positioning, including security selection within real estate, financials, technology and industrials, as well as an overweight in materials and technology and an underweight to certain underperforming sectors, these were not sufficient to offset the broader challenges faced during the period. Overall, the Fund’s performance reflected the impact of difficult market conditions and the effects of active management decisions across different sectors.

Performance Highlights

Top contributors to performance:

  During the 12-month period, security selection within real estate and financials, as well as an overweight in materials and technology, were the leading contributors to performance.

Top detractors from performance:

  During the 12-month period, security selection within materials, energy and industrials, along with an underweight to health care and an overweight to industrials, were the primary detractors from performance.

Class C: SCCVX

1

Fund Performance

The following graph shows the performance of hypothetical $10,000 investments in the Fund, a broad-based securities market index and an additional index that corresponds to the Fund's investment strategies, over the most recently completed 10 fiscal years of the Fund, or since inception, if shorter. The Fund's performance reflects applicable sales charges and assumes the reinvestment of dividends.

	Class C (with sales charges)	S&P 500 Index	Russell 2000 Value Index
11/15	$10,000	$10,000	$10,000
11/16	$11,862	$10,806	$11,985
11/17	$13,111	$13,277	$13,587
11/18	$12,375	$14,111	$13,339
11/19	$12,796	$16,384	$13,867
11/20	$12,360	$19,244	$13,915
11/21	$17,159	$24,617	$18,509
11/22	$15,898	$22,350	$17,630
11/23	$14,283	$25,443	$16,796
11/24	$18,731	$34,066	$22,262
11/25	$17,422	$39,175	$22,936

Average Annual Total Returns

AATR	1 Year	5 Years	10 Years
Class C (without sales charges)	-6.99%	7.11%	5.71%
Class C (with sales charges)	-7.89%	7.11%	5.71%
S&P 500 Index	15.00%	15.28%	14.63%
Russell 2000 Value Index	3.02%	10.51%	8.66%

The Fund’s past performance is not a good predictor of the Fund’s future performance.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares.

Visit https://www.alliancebernstein.com/us/en-us/investments/products/mutual-funds/equities/ab-small-cap-value-portfolio.C.01878T566.html#performance for the most recent performance information.

Key Fund Statistics

Net Assets	$541,825,777
# of Portfolio Holdings	102
Portfolio Turnover Rate	74%
Total Advisory Fees Paid (Net)	$4,482,529

Class C: SCCVX

2

Graphical Representation of Holdings

10 Top Holdings

Company	U.S. $ Value	% of Net Assets
Topgolf Callaway Brands Corp.	$9,698,073	1.8%
UMB Financial Corp.	$8,719,225	1.6%
ONE Gas, Inc.	$8,666,002	1.6%
COPT Defense Properties	$8,502,069	1.6%
American Healthcare REIT, Inc.	$8,209,095	1.5%
Independent Bank Corp.	$7,992,290	1.5%
HA Sustainable Infrastructure Capital, Inc.	$7,938,363	1.4%
Scholastic Corp.	$7,745,713	1.4%
Winmark Corp.	$7,597,109	1.4%
Laureate Education, Inc.	$7,508,051	1.4%
Total	$82,575,990	15.2%

Sector Breakdown (% of Net Assets)

Financials	24.9%
Industrials	17.2%
Consumer Discretionary	11.2%
Real Estate	8.8%
Information Technology	8.4%
Materials	6.6%
Energy	6.4%
Health Care	5.5%
Utilities	3.9%
Communication Services	3.0%
Consumer Staples	2.9%
Short-Term Investments	1.4%
Other assets less liabilities	-0.2%
Total	100.0%

Availability of Additional Information

You can find additional information on the Fund’s website at https://www.abfunds.com/link/AB/SCCVX-A, including the Fund's:

•   Prospectus

•   Financial information

•   Fund holdings

•   Proxy voting information

You can also request this information by contacting us at (800) 227 4618.

Householding

Shareholders who have consented to receive a single annual or semi-annual shareholder report at a shared address may revoke this consent by contacting us at (800) 227 4618.

The [A/B] logo and AllianceBernstein® are registered trademarks used by permission of the owner, AllianceBernstein L.P.

SCV-C-0153-1125

Class C: SCCVX

3

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 19(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody, Jorge A. Bermudez, Jeffrey R. Holland, R. Jay Gerken and Ms. Carol C. McMullen qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years, for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues, quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB Small Cap Value Portfolio	2024	$32,974	$—	$22,389
	2025	$32,974	$—	$24,519
AB All China Equity Portfolio	2024	$35,674	$—	$21,720
	2025	$35,674	$—	$25,275
AB Mid Cap Value Portfolio	2024	$30,340	$—	$11,700
	2025	$40,453	$—	$13,000

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) No percentage of services addressed by (b) and (c) of this Item 4 were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. No amounts are reported for Item 4 (d).

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund: (“Service Affiliates”):

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Small Cap Value Portfolio	2024	$1,738,847	$22,389
			$—
			$(22,389)
	2025	$1,650,531	$24,519
			$—
			$(24,519)
AB All China Equity Portfolio	2024	$1,738,178	$21,720
			$—
			$(21,720)
	2025	$1,651,287	$25,275
			$—
			$(25,275)
AB Mid Cap Value Portfolio	2024	$1,728,158	$11,700
			$—
			$(11,700)
	2025	$1,639,012	$13,000
			$—
			$(13,000)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

(i) Not applicable.

(j) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately designated standing audit committee established in accordance with Section (3)(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee members are as follows:

Jorge A. Bermudez	Garry L. Moody
Carol C. McMullen	Jeanette Loeb
R. Jay Gerken	Jeffrey R. Holland
Emilie D. Wrapp

ITEM 6. INVESTMENTS.

Please see Schedule of Investments contained in the Financial Statements included under Item 7 of this Form N-CSR.

ITEM 7. FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

November 30, 2025

ANNUAL FINANCIAL STATEMENTS AND ADDITIONAL INFORMATION

AB MID CAP VALUE PORTFOLIO

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo and AllianceBernstein® are registered trademarks used by permission of the owner, AllianceBernstein L.P.

PORTFOLIO OF INVESTMENTS

November 30, 2025

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.6%
Industrials – 20.6%
Aerospace & Defense – 1.6%
Hexcel Corp.	494	$37,658

Air Freight & Logistics – 3.7%
CH Robinson Worldwide, Inc.	277	44,007
GXO Logistics, Inc.(a)	846	42,926

		86,933

Building Products – 1.1%
Builders FirstSource, Inc.(a)	226	25,364

Construction & Engineering – 1.8%
Fluor Corp.(a)	635	27,261
WillScot Holdings Corp.	786	15,523

		42,784

Ground Transportation – 2.2%
ArcBest Corp.	367	23,550
Knight-Swift Transportation Holdings, Inc.	631	28,900

		52,450

Machinery – 3.4%
CNH Industrial NV	3,897	36,749
Oshkosh Corp.	339	43,453

		80,202

Marine Transportation – 1.2%
Kirby Corp.(a)	254	28,834

Professional Services – 2.3%
CACI International, Inc. – Class A(a)	88	54,305

Trading Companies & Distributors – 3.3%
Core & Main, Inc. – Class A(a)	468	22,623
United Rentals, Inc.	68	55,432

		78,055

		486,585

Financials – 15.0%
Banks – 3.9%
First Citizens BancShares, Inc./NC – Class A	24	45,070
M&T Bank Corp.	246	46,794

		91,864

Capital Markets – 4.7%
Cboe Global Markets, Inc.	189	48,794
Invesco Ltd.	2,574	62,934

		111,728

Financial Services – 2.1%
Corebridge Financial, Inc.	1,606	48,212

ABFunds.com	AB Mid Cap Value Portfolio 1

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Insurance – 4.3%
American Financial Group, Inc./OH	390	$53,711
Willis Towers Watson PLC	151	48,471

		102,182

		353,986

Health Care – 11.0%
Health Care Equipment & Supplies – 3.2%
Becton Dickinson & Co.	175	33,954
Globus Medical, Inc. – Class A(a)	460	41,878

		75,832

Health Care Providers & Services – 6.2%
CVS Health Corp.	629	50,546
Encompass Health Corp.	404	46,953
Labcorp Holdings, Inc.	186	49,993

		147,492

Life Sciences Tools & Services – 1.6%
ICON PLC(a)	200	37,000

		260,324

Information Technology – 10.0%
Electronic Equipment, Instruments & Components – 2.3%
TD SYNNEX Corp.	352	53,673

IT Services – 0.9%
Globant SA(a)	349	22,207

Semiconductors & Semiconductor Equipment – 4.1%
NXP Semiconductors NV	195	38,013
ON Semiconductor Corp.(a)	1,147	57,625

		95,638

Software – 1.4%
ACI Worldwide, Inc.(a)	683	32,005

Technology Hardware, Storage & Peripherals – 1.3%
Sandisk Corp./DE(a)	49	10,941
Western Digital Corp.	127	20,743

		31,684

		235,207

Real Estate – 9.4%
Health Care REITs – 1.5%
Ventas, Inc.	453	36,526

Hotel & Resort REITs – 1.0%
Ryman Hospitality Properties, Inc.	238	22,712

Real Estate Management & Development – 2.5%
CBRE Group, Inc. – Class A(a)	357	57,773

2 AB Mid Cap Value Portfolio	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Residential REITs – 1.3%
Mid-America Apartment Communities, Inc.	220	$29,896

Specialized REITs – 3.1%
Digital Realty Trust, Inc.	250	40,030
VICI Properties, Inc.	1,165	33,575

		73,605

		220,512

Utilities – 6.7%
Electric Utilities – 3.2%
Alliant Energy Corp.	1,073	74,542

Multi-Utilities – 3.5%
Ameren Corp.	775	82,421

		156,963

Energy – 6.6%
Energy Equipment & Services – 2.4%
TechnipFMC PLC	1,239	56,077

Oil, Gas & Consumable Fuels – 4.2%
EOG Resources, Inc.	461	49,719
Valero Energy Corp.	285	50,377

		100,096

		156,173

Materials – 6.3%
Chemicals – 3.9%
Corteva, Inc.	778	52,492
RPM International, Inc.	374	40,111

		92,603

Metals & Mining – 2.4%
Reliance, Inc.	200	55,864

		148,467

Consumer Staples – 5.9%
Consumer Staples Distribution & Retail – 4.4%
BJ’s Wholesale Club Holdings, Inc.(a)	410	36,584
Dollar Tree, Inc.(a)	613	67,927

		104,511

Personal Care Products – 1.5%
Kenvue, Inc.	2,021	35,064

		139,575

Consumer Discretionary – 5.7%
Hotels, Restaurants & Leisure – 2.1%
Hyatt Hotels Corp. – Class A(b)	296	48,660

Specialty Retail – 3.6%
AutoZone, Inc.(a)	16	63,269

ABFunds.com	AB Mid Cap Value Portfolio 3

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Bath & Body Works, Inc.	1,327	$23,103

		86,372

		135,032

Communication Services – 1.4%
Media – 1.4%
Nexstar Media Group, Inc.	174	33,432

Total Common Stocks (cost $2,108,899)		2,326,256

SHORT-TERM INVESTMENTS – 2.1%
Investment Companies – 2.1%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 3.82%(c)(d)(e) (cost $48,247)	48,247	48,247

Total Investments – 100.7% (cost $2,157,146)		2,374,503
Other assets less liabilities – (0.7)%		(15,363)

Net Assets – 100.0%		$2,359,140

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	The rate shown represents the 7-day yield as of period end.

(d)	Affiliated investments.

(e)

To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

Glossary:

REIT – Real Estate Investment Trust

See notes to financial statements.

4 AB Mid Cap Value Portfolio	ABFunds.com

STATEMENT OF ASSETS & LIABILITIES

November 30, 2025

Assets
Investments in securities, at value
Unaffiliated issuers (cost $2,108,899)	$2,326,256	(a)
Affiliated issuers (cost $48,247)	48,247
Receivable due from Adviser	106,506
Unaffiliated dividends receivable	1,973
Affiliated dividends receivable	116

Total assets	2,483,098

Liabilities
Audit and tax fee payable	54,063
Custody and accounting fees payable	35,069
Legal fee payable	16,679
Printing fee payable	11,247
Directors’ fees payable	2,737
Advisory fee payable	1,112
Transfer Agent fee payable	35
Accrued expenses	3,016

Total liabilities	123,958

Net Assets	$2,359,140

Composition of Net Assets
Capital stock, at par	$20
Additional paid-in capital	2,029,949
Distributable earnings	329,171

Net Assets	$2,359,140

Net Asset Value Per Share—11 billion shares of capital stock authorized, $.0001 par value (based on 202,757 common shares outstanding for Class Z)	$11.64

(a)	Includes securities on loan with a value of $48,166 (see Note E).

See notes to financial statements.

ABFunds.com	AB Mid Cap Value Portfolio 5

STATEMENT OF OPERATIONS

Year Ended November 30, 2025

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $90)	$39,081
Affiliated issuers	1,275
Securities lending income, net	9	$40,365

Expenses
Advisory fee (see Note B)	13,872
Transfer agency—Class Z	474
Administrative	90,932
Audit and tax	63,542
Amortization of offering expenses	52,116
Legal	39,006
Custody and accounting	25,234
Registration fees	23,021
Printing	16,634
Directors’ fees	16,566
Miscellaneous	9,508

Total expenses	350,905
Less: expenses waived and reimbursed by the Adviser (see Note B)	(336,214)

Net expenses		14,691

Net investment income		25,674

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain on investment transactions		87,864
Net change in unrealized appreciation (depreciation) of investments		(29,461)

Net gain on investment transactions		58,403

Contributions from Affiliates (see Note B)		55

Net Increase in Net Assets from Operations		$84,132

See notes to financial statements.

6 AB Mid Cap Value Portfolio	ABFunds.com

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30, 2025	April 30, 2024(a) to November 30, 2024
Increase (Decrease) in Net Assets from Operations
Net investment income	$25,674	$15,872
Net realized gain on investment transactions	87,864	12,236
Net change in unrealized appreciation (depreciation) of investments	(29,461)	246,818
Contributions from Affiliates (see Note B)	55	53

Net increase in net assets from operations	84,132	274,979
Distributions to Shareholders	(30,020)	– 0	–
Capital Stock Transactions
Net increase	30,018	2,000,031

Total increase	84,130	2,275,010
Net Assets
Beginning of period	2,275,010	– 0	–

End of period	$2,359,140	$2,275,010

(a)	Commencement of operations.

See notes to financial statements.

ABFunds.com	AB Mid Cap Value Portfolio 7

NOTES TO FINANCIAL STATEMENTS

November 30, 2025

NOTE A

Significant Accounting Policies

AB Cap Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of 11 portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Mid Cap Value Portfolio (the “Fund”), a diversified portfolio. The Fund commenced investment operations on April 30, 2024. The Fund offers Class Z shares. As of November 30, 2025, AllianceBernstein L.P. (the “Adviser”) was the sole shareholder of Class Z shares. Class A, Class B, Class C, Class R, Class K, Class I, Advisor Class, Class T, Class 1 and Class 2 shares have been authorized but currently are not offered. Class Z shares are sold without an initial or contingent deferred sales charge. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Fund’s Board of Directors (the “Board”). Pursuant to these procedures, the Adviser serves as the Fund’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed and over-the-counter (“OTC”) put and call options are valued using market quotations when available. Listed options are generally valued at the last

8 AB Mid Cap Value Portfolio	ABFunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

reported sale price, provided such price is within the bid-ask range, otherwise, they are valued based on the bid or ask price, as determined by a pricing service; options on futures may be valued at their settlement prices; OTC options, including flexible exchange-traded options (“Flex Options”), are generally valued using models that consider the terms of the option and relevant market inputs and are typically valued at transaction price on the trade date; open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short-term securities that have an original maturity of 60 days or less, as well as short-term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange-traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

ABFunds.com	AB Mid Cap Value Portfolio 9

NOTES TO FINANCIAL STATEMENTS (continued)

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

10 AB Mid Cap Value Portfolio	ABFunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of November 30, 2025:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks(a)	$2,326,256		$	– 0	–	$	– 0	–	$2,326,256
Short-Term Investments	48,247			– 0	–		– 0	–	48,247

Total Investments in Securities	2,374,503			– 0	–		– 0	–	2,374,503
Other Financial Instruments(b)	– 0	–		– 0	–		– 0	–	– 0	–

Total	$2,374,503		$	– 0	–	$	– 0	–	$2,374,503

(a)	See Portfolio of Investments for sector classifications.

(b)

Other financial instruments include derivative instruments, such as futures, forwards and swaps. Derivative instruments are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

ABFunds.com	AB Mid Cap Value Portfolio 11

NOTES TO FINANCIAL STATEMENTS (continued)

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current tax year) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from real estate investment trust (“REIT”) investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Offering Expenses

Offering expenses of $126,816 were deferred and are being amortized on a straight line basis over a one year period starting from April 30, 2024 (commencement of operations).

9. Cash and Short-Term Investments

Cash and short-term investments include cash on hand and short-term investments with maturities of less than one year when purchased.

12 AB Mid Cap Value Portfolio	ABFunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

10. Segment Information

The Fund represents a single operating segment. An operating segment is defined in U.S. GAAP as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Fund’s President is the CODM. The CODM monitors the operating results of the Fund as a whole and the pre-determined Fund’s long term investment strategy, which is executed by the portfolio management group. The qualitative and quantitative information contained within the financial statements is used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmark and to make resource allocation decisions. Segment assets are reflected on the statement of assets and liabilities and segment expenses are listed on the statement of operations.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .63% of the first $2.5 billion, .605% of the next $2.5 billion and .58% in excess of $5 billion of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive fees and/or bear expenses of the Fund to the extent necessary to prevent total other expenses (excluding transfer agent expenses, acquired fund fees and expenses other than the advisory fees of any AB Mutual Funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annualized basis, from exceeding 0.02% of the average daily net assets for Class Z shares (“expense limitation”). For the year ended November 30, 2025, such reimbursements/waivers amounted to $245,222. The expense limitations and waiver agreement will each remain in effect until February 28, 2026 and may only be terminated or changed with the consent of the Board.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended November 30, 2025, the cost of such services amounted to $90,932, such amount was waived by the Adviser and is included in the expenses waived on the statement of operations.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $440 for the year ended November 30, 2025.

ABFunds.com	AB Mid Cap Value Portfolio 13

NOTES TO FINANCIAL STATEMENTS (continued)

The Fund may invest in AB Government Money Market Portfolio which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser had contractually agreed to waive .10% of the advisory fee of AB Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. Effective September 1, 2023, the Adviser has contractually agreed to waive .05% of the advisory fee of AB Government Money Market Portfolio (resulting in a net advisory fee of .15%) until August 31, 2024. In connection with the investment by the Fund in AB Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of AB Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended November 30, 2025, such waiver amounted to $60.

A summary of the Fund’s transactions in AB mutual funds for the year ended November 30, 2025 is as follows:

Fund	Market Value 11/30/24 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 11/30/25 (000)	Dividend Income (000)
AB Government Money Market Portfolio	$55	$285	$292	$48	$1

During the year ended November 30, 2025 and the year ended November 30, 2024, the Adviser reimbursed the Fund $55 and $53, respectively, for trading losses incurred due to a trade entry error.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 of the Act which permits the Fund to pay distribution and servicing fees not to exceed .25% per year of the Fund’s average daily net assets. No such fees are currently paid, and the Board has not approved the commencement of payments under the Rule 12b-1 Distribution and Service Plan.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended November 30, 2025 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$1,180,817		$1,131,742
U.S. government securities	– 0	–	– 0	–

14 AB Mid Cap Value Portfolio	ABFunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$2,157,157

Gross unrealized appreciation	$345,611
Gross unrealized depreciation	(128,265)

Net unrealized appreciation	$217,346

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivatives transactions for the year ended November 30, 2025.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. If the Fund cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative

ABFunds.com	AB Mid Cap Value Portfolio 15

NOTES TO FINANCIAL STATEMENTS (continued)

expenses. If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any dividend income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in AB Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and AB Government Money Market Portfolio are reflected in the statement of operations. When the Fund earns net securities lending income from AB Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Fund in AB Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of AB Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

A summary of the Fund’s transactions surrounding securities lending for the year ended November 30, 2025 is as follows:

						AB Government Money Market Portfolio
Market Value of Securities on Loan*	Cash Collateral*			Market Value of Non-Cash Collateral*	Income from Borrowers	Income Earned			Advisory Fee Waived
$48,166	$	– 0	–	$49,659	$9	$	– 0	–	$	– 0	–

*	As of November 30, 2025.

16 AB Mid Cap Value Portfolio	ABFunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE F

Capital Stock

Transactions in capital shares for each class were as follows:

	Shares				Amount
	Year Ended November 30, 2025		April 30, 2024(a) to November 30, 2024		Year Ended November 30, 2025			April 30, 2024(a) to November 30, 2024

Class Z
Shares sold	– 0	–	200,003		$	– 0	–	$2,000,031

Shares issued in reinvestment of dividends and distributions	2,754		– 0	–		30,018		– 0	–

Net increase	2,754		200,003			$30,018		$2,000,031

(a)	Commencement of operations.

NOTE G

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s investments will fluctuate as the market or markets in which the Fund invests fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), terrorism, war, tariffs and trade disputes, and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing may be underperforming the market generally.

Capitalization Risk—Investments in mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in mid-capitalization companies may have additional risks because these companies may have limited product lines, markets or financial resources.

Sector Risk—The Fund may have more risk because it may invest to a significant extent in one or more particular market sectors, such as the industrials and financials sectors. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Fund’s investments.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, reference rate or index, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the trans-

ABFunds.com	AB Mid Cap Value Portfolio 17

NOTES TO FINANCIAL STATEMENTS (continued)

action) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Focused Portfolio Risk—Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value, or NAV.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors. In addition, the value of the Fund’s investments may decline because of factors such as unfavorable or unsuccessful government actions, reduction in government or central bank support, economic sanctions and tariffs and potential responses to those sanctions and tariffs.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short-term liquidity requirements, which will expire on June 23, 2026. A commitment fee of 0.15% per annum related to the Facility is paid by the participating funds and is included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended November 30, 2025.

18 AB Mid Cap Value Portfolio	ABFunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended November 30, 2025 and November 30, 2024 were as follows:

	2025	2024
Distributions paid from:
Ordinary income	$29,620	$	– 0	–
Net long-term capital gains	400		– 0	–

Total taxable distributions	$30,020	$	– 0	–

As of November 30, 2025, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$82,527
Undistributed capital gains	35,346
Unrealized appreciation (depreciation)	217,346	(a)

Total accumulated earnings (deficit)	$335,219	(b)

(a)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.
(b)	The difference between book-basis and tax-basis components of accumulated earnings (deficit) is attributable primarily to the amortization of organizational costs.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of November 30, 2025, the Fund did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to non-deductible expenses and contributions from the Adviser resulted in a net increase in distributable earnings and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

ABFunds.com	AB Mid Cap Value Portfolio 19

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class Z
	Year Ended November 30,	April 30, 2024(a) to November 30,
	2025	2024

Net asset value, beginning of period	$ 11.37	$ 10.00

Income From Investment Operations

Net investment income(b)(c)	.13	.08

Net realized and unrealized gain on investment transactions	.29	1.29

Contributions from Affiliates	.00 (d)	.00	(d)

Net increase in net asset value from operations	.42	1.37

Less: Dividends and Distributions

Dividends from net investment income	(.09)	– 0	–

Distributions from net realized gain on investment transactions	(.06)	– 0	–

Total dividends and distributions	(.15)	– 0	–

Net asset value, end of period	$ 11.64	$ 11.37

Total Return

Total investment return based on net asset value(e)	3.78%*	13.70%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$2,359	$2,275

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.67%	.67	%^

Expenses, before waivers/reimbursements	15.94%	19.92	%^

Net investment income(c)	1.17%	1.30	%^

Portfolio turnover rate	52%	55%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived/reimbursed by the Adviser.

(d)	Amount is less than $.005.

(e)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

^	Annualized.

*

The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

See notes to financial statements.

20 AB Mid Cap Value Portfolio	ABFunds.com

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of

AB Mid Cap Value Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Mid Cap Value Portfolio (the “Fund”) (one of the funds constituting AB Cap Fund, Inc. (the “Company”)), including the portfolio of investments, as of November 30, 2025, and the related statements of operations for the year then ended and changes in net assets and the financial highlights for the year then ended and from April 30, 2024 (commencement of operations) to November 30, 2024, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting AB Cap Fund, Inc.) at November 30, 2025, the results of its operations for the year then ended, the changes in its net assets and its financial highlights for the year then ended and from April 30, 2024 (commencement of operations) to November 30, 2024, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2025, by correspondence with the custodian and others; when replies were not received from others, we performed other auditing

ABFunds.com	AB Mid Cap Value Portfolio 21

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

January 28, 2026

22 AB Mid Cap Value Portfolio	ABFunds.com

2025 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended November 30, 2025. For corporate shareholders, 52.77% of dividends paid qualify for the dividends received deduction. For individual shareholders, the Fund designates 59.19% of dividends paid as qualified dividend income. For foreign shareholders, 5.62% of ordinary dividends paid may be considered to be qualifying to be taxed as interest-related dividends. The Fund designates $400 of dividends paid as long-term capital gain dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2026.

ABFunds.com	AB Mid Cap Value Portfolio 23

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Cap Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Mid Cap Value Portfolio (the “Fund”) at a meeting held in-person on May 6-8, 2025 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

24 AB Mid Cap Value Portfolio	ABFunds.com

research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and may from time to time propose changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology to be used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The directors also noted that the Adviser had agreed to waive or reimburse expenses of the Fund to the extent that they exceed an agreed-upon cap, and that, as a result, it was not expected that the Adviser would benefit from reimbursement of its administrative expenses. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for the period ended December 31, 2024 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information for this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to the subsidiaries that provide transfer agency and distribution services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in the period reviewed.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the

ABFunds.com	AB Mid Cap Value Portfolio 25

Adviser in which the Fund invests, including, but not limited to, benefits relating to transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Fund’s unprofitability to the Adviser would be exacerbated without these benefits. The directors also noted that, although the sole class of shares of the Fund currently offered was not subject to a 12b-1 fee or a sales charge, other classes might be offered in the future subject to a12b-1 fee and/or a sale charge that would be received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser). The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors have received detailed performance information for the Fund at each regular Board meeting since the Fund’s inception.

At the Meeting, the directors reviewed information prepared by the Adviser showing performance of the Class Z Shares against a broad-based securities market index for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by an independent service provider (the “15(c) service provider”), concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and noted that it was lower than the median. They also noted that the Adviser’s total rate of compensation, taking into account the impact of the administrative expense reimbursement paid to the Adviser in the latest fiscal year and the impact of the Adviser’s expense cap for the Fund, was lower than the median.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund, including a collective investment trust product advised by the Adviser with the same investment strategy as the Fund and a lower advisory fee. For this purpose, they reviewed information provided by the Adviser as well as the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s schedule, on the one hand, and the Adviser’s institutional fee schedule, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it will provide to the Fund relative to institutional clients. In this regard,

26 AB Mid Cap Value Portfolio	ABFunds.com

the Adviser noted, among other things, that, compared to institutional accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class Z shares of the Fund in comparison to the medians for a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”) selected by the 15(c) service provider. The Class Z expense ratio of the Fund was based on the Fund’s latest fiscal year and reflected the impact of the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was lower than the median for a peer group and equal to the median for a peer universe. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect

ABFunds.com	AB Mid Cap Value Portfolio 27

a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

28 AB Mid Cap Value Portfolio	ABFunds.com

AB MID CAP VALUE PORTFOLIO

66 Hudson Boulevard East

New York, NY 10001

800 221 5672

MIDV-Z-0151-1125

November 30, 2025

ANNUAL FINANCIAL STATEMENTS AND ADDITIONAL INFORMATION

AB SMALL CAP VALUE PORTFOLIO

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo and AllianceBernstein® are registered trademarks used by permission of the owner, AllianceBernstein L.P.

PORTFOLIO OF INVESTMENTS

November 30, 2025

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.8%
Financials – 24.9%
Banks – 18.4%
1st Source Corp.	96,716	$6,038,947
Amalgamated Financial Corp.	153,709	4,511,359
Bank of Marin Bancorp	138,356	3,743,221
Bridgewater Bancshares, Inc.(a)	203,688	3,525,839
Civista Bancshares, Inc.	158,454	3,603,244
Eagle Bancorp, Inc.	30,341	575,569
First BanCorp/Puerto Rico	254,689	5,035,201
First Bancorp/Southern Pines NC	132,564	6,762,090
Flagstar Bank NA	392,983	4,810,112
Heritage Financial Corp./WA	280,456	6,714,117
HomeTrust Bancshares, Inc.	80,668	3,308,195
Independent Bank Corp.	110,927	7,992,290
Mid Penn Bancorp, Inc.	130,061	3,796,481
Nicolet Bankshares, Inc.	51,801	6,525,890
Texas Capital Bancshares, Inc.(a)	63,753	5,748,608
TriCo Bancshares	129,591	6,233,327
UMB Financial Corp.	78,495	8,719,225
WaFd, Inc.	193,764	6,134,568
WSFS Financial Corp.	106,754	5,957,941

		99,736,224

Capital Markets – 1.8%
Donnelley Financial Solutions, Inc.(a)	103,251	5,065,494
Federated Hermes, Inc.	92,701	4,650,809

		9,716,303

Financial Services – 3.6%
HA Sustainable Infrastructure Capital, Inc.	231,035	7,938,363
NCR Atleos Corp.(a)	153,319	5,683,535
Walker & Dunlop, Inc.	90,762	5,866,856

		19,488,754

Insurance – 1.1%
Horace Mann Educators Corp.	134,185	6,142,989

		135,084,270

Industrials – 17.2%
Aerospace & Defense – 1.1%
Ducommun, Inc.(a)	62,183	5,701,559

Air Freight & Logistics – 1.1%
GXO Logistics, Inc.(a)	115,515	5,861,231

Building Products – 0.8%
Gibraltar Industries, Inc.(a)	82,000	4,096,720

Commercial Services & Supplies – 0.9%
Montrose Environmental Group, Inc.(a)	198,196	5,083,727

ABFunds.com	AB Small Cap Value Portfolio 1

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Construction & Engineering – 2.8%
Bowman Consulting Group Ltd.(a)	120,860	$4,372,715
BrightView Holdings, Inc.(a)	429,360	5,418,523
Fluor Corp.(a)	102,391	4,395,646
WillScot Holdings Corp.	56,458	1,115,045

		15,301,929

Ground Transportation – 2.9%
ArcBest Corp.	80,816	5,185,963
FTAI Infrastructure, Inc.(b)	1,199,005	5,131,741
Knight-Swift Transportation Holdings, Inc.	119,967	5,494,489

		15,812,193

Machinery – 2.3%
Blue Bird Corp.(a)	113,354	5,919,346
JBT Marel Corp.	46,571	6,544,623

		12,463,969

Marine Transportation – 2.3%
Kirby Corp.(a)	58,469	6,637,401
Star Bulk Carriers Corp.	298,111	5,932,409

		12,569,810

Professional Services – 2.7%
First Advantage Corp.(a)(b)	331,061	4,595,127
Franklin Covey Co.(a)	291,227	4,578,088
Robert Half, Inc.	203,177	5,493,906

		14,667,121

Trading Companies & Distributors – 0.3%
Boise Cascade Co.	18,888	1,440,021

		92,998,280

Consumer Discretionary – 11.2%
Automobile Components – 1.3%
BorgWarner, Inc.	117,621	5,064,760
Strattec Security Corp.(a)	26,400	1,980,000

		7,044,760

Automobiles – 0.8%
Winnebago Industries, Inc.	113,286	4,099,820

Diversified Consumer Services – 2.6%
ADT, Inc.	782,557	6,456,096
Laureate Education, Inc.(a)	242,979	7,508,051

		13,964,147

Hotels, Restaurants & Leisure – 1.1%
Pursuit Attractions & Hospitality, Inc.(a)	173,204	5,946,093

Household Durables – 0.8%
Taylor Morrison Home Corp.(a)	71,945	4,510,232

2 AB Small Cap Value Portfolio	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Leisure Products – 1.8%
Topgolf Callaway Brands Corp.(a)	752,956	$9,698,073

Specialty Retail – 2.1%
AutoNation, Inc.(a)	18,607	3,931,473
Winmark Corp.	18,484	7,597,109

		11,528,582

Textiles, Apparel & Luxury Goods – 0.7%
Rocky Brands, Inc.	128,793	3,911,444

		60,703,151

Real Estate – 8.8%
Diversified REITs – 0.8%
Broadstone Net Lease, Inc.	253,030	4,445,737

Health Care REITs – 1.5%
American Healthcare REIT, Inc.	161,660	8,209,095

Hotel & Resort REITs – 0.6%
Ryman Hospitality Properties, Inc.	30,911	2,949,837

Industrial REITs – 0.7%
STAG Industrial, Inc.	96,364	3,785,178

Office REITs – 1.6%
COPT Defense Properties	276,670	8,502,069

Residential REITs – 1.3%
Independence Realty Trust, Inc.	410,410	7,038,531

Retail REITs – 1.9%
Acadia Realty Trust	299,775	6,166,371
NETSTREIT Corp.(b)	225,742	4,137,851

		10,304,222

Specialized REITs – 0.4%
National Storage Affiliates Trust	81,055	2,387,070

		47,621,739

Information Technology – 8.4%
Communications Equipment – 2.3%
Calix, Inc.(a)	48,744	2,694,081
Extreme Networks, Inc.(a)	251,376	4,399,080
Harmonic, Inc.(a)	529,870	5,065,557

		12,158,718

Electronic Equipment, Instruments & Components – 2.0%
Crane NXT Co.(b)	91,227	5,136,080
IPG Photonics Corp.(a)	71,751	5,714,250

		10,850,330

ABFunds.com	AB Small Cap Value Portfolio 3

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

IT Services – 0.8%
Grid Dynamics Holdings, Inc.(a)	518,645	$4,543,330

Semiconductors & Semiconductor Equipment – 2.5%
FormFactor, Inc.(a)	78,661	4,327,928
Ichor Holdings Ltd.(a)	208,475	3,502,380
Penguin Solutions, Inc.(a)	287,769	5,821,567

		13,651,875

Software – 0.8%
ACI Worldwide, Inc.(a)	92,985	4,357,277

		45,561,530

Materials – 6.6%
Chemicals – 4.0%
AdvanSix, Inc.	210,952	3,246,551
Avient Corp.	113,461	3,470,772
Axalta Coating Systems Ltd.(a)	156,305	4,709,470
Element Solutions, Inc.	203,967	5,286,824
Methanex Corp.	137,388	4,892,387

		21,606,004

Containers & Packaging – 1.2%
O-I Glass, Inc.(a)	487,494	6,571,419

Metals & Mining – 1.4%
Worthington Steel, Inc.	220,406	7,438,703

		35,616,126

Energy – 6.4%
Energy Equipment & Services – 2.2%
Seadrill Ltd.(a)	212,772	6,493,801
Select Water Solutions, Inc.	570,108	5,758,091

		12,251,892

Oil, Gas & Consumable Fuels – 4.2%
Magnolia Oil & Gas Corp. – Class A	290,944	6,732,444
Matador Resources Co.	161,714	6,856,674
NexGen Energy Ltd.(a) (b)	494,980	4,435,021
Northern Oil & Gas, Inc.	204,462	4,577,904

		22,602,043

		34,853,935

Health Care – 5.5%
Health Care Equipment & Supplies – 3.4%
Envista Holdings Corp.(a)	345,890	7,229,101
Globus Medical, Inc. – Class A(a)	73,510	6,692,350
Integer Holdings Corp.(a)	59,115	4,266,921

		18,188,372

Health Care Providers & Services – 0.8%
Pediatrix Medical Group, Inc.(a)	178,439	4,298,596

4 AB Small Cap Value Portfolio	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Life Sciences Tools & Services – 1.3%
Bio-Techne Corp.	109,290	$7,050,298

		29,537,266

Utilities – 3.9%
Electric Utilities – 1.2%
IDACORP, Inc.	50,421	6,644,479

Gas Utilities – 2.7%
Chesapeake Utilities Corp.	42,489	5,908,520
ONE Gas, Inc.	103,487	8,666,002

		14,574,522

		21,219,001

Communication Services – 3.0%
Media – 3.0%
Criteo SA (Sponsored ADR)(a)	202,653	4,028,742
Nexstar Media Group, Inc.	22,757	4,372,530
Scholastic Corp.	262,211	7,745,713

		16,146,985

Consumer Staples – 2.9%
Food Products – 1.8%
Nomad Foods Ltd.	296,260	3,623,260
Seneca Foods Corp. – Class A(a)	52,237	6,318,065

		9,941,325

Household Products – 1.1%
WD-40 Co.	30,248	5,922,558

		15,863,883

Total Common Stocks (cost $491,247,217)		535,206,166

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 1.4%
Investment Companies – 1.4%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 3.82%(c)(d)(e) (cost $7,942,422)	7,942,422	7,942,422

Total Investments – 100.2% (cost $499,189,639)		543,148,588
Other assets less liabilities – (0.2)%		(1,322,811)

Net Assets – 100.0%		$541,825,777

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	The rate shown represents the 7-day yield as of period end.

ABFunds.com	AB Small Cap Value Portfolio 5

PORTFOLIO OF INVESTMENTS (continued)

(d)	Affiliated investments.

(e)

To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

Glossary:

ADR – American Depositary Receipt

REIT – Real Estate Investment Trust

See notes to financial statements.

6 AB Small Cap Value Portfolio	ABFunds.com

STATEMENT OF ASSETS & LIABILITIES

November 30, 2025

Assets
Investments in securities, at value
Unaffiliated issuers (cost $491,247,217)	$535,206,166	(a)
Affiliated issuers (cost $7,942,422—investment of cash collateral for securities loaned)	7,942,422
Receivable for investment securities sold	7,096,138
Unaffiliated dividends receivable	810,105
Receivable for capital stock sold	138,828
Affiliated dividends receivable	14,584
Receivable due from Adviser	2,230

Total assets	551,210,473

Liabilities
Due to custodian	503,002
Payable for collateral received on securities loaned	7,942,422
Payable for investment securities purchased	421,036
Advisory fee payable	327,257
Administrative fee payable	59,329
Payable for capital stock redeemed	24,080
Distribution fee payable	15,054
Directors’ fees payable	5,381
Transfer Agent fee payable	4,588
Accrued expenses	82,547

Total liabilities	9,384,696

Net Assets	$541,825,777

Composition of Net Assets
Capital stock, at par	$3,664
Additional paid-in capital	480,191,017
Distributable earnings	61,631,096

Net Assets	$541,825,777

Net Asset Value Per Share—11 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$79,851,525	5,460,300	$14.62	*

C	$148,872	10,908	$13.65

Advisor	$461,825,380	31,170,141	$14.82

(a)	Includes securities on loan with a value of $12,769,490 (see Note E).

*	The maximum offering price per share for Class A shares was $15.27 which reflects a sales charge of 4.25%.

See notes to financial statements.

ABFunds.com	AB Small Cap Value Portfolio 7

STATEMENT OF OPERATIONS

Year Ended November 30, 2025

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $39,268)	$9,828,660
Affiliated issuers	249,495
Interest	877
Securities lending income, net	17,246
Other income(a)	43,419	$10,139,697

Expenses
Advisory fee (see Note B)	4,500,782
Distribution fee—Class A	212,279
Distribution fee—Class C	2,133
Transfer agency—Class A	32,485
Transfer agency—Class C	104
Transfer agency—Advisor Class	181,032
Custody and accounting	118,507
Administrative	94,111
Audit and tax	57,333
Registration fees	56,960
Legal	48,999
Printing	30,335
Directors’ fees	21,191
Miscellaneous	48,026

Total expenses	5,404,277
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(18,253)

Net expenses		5,386,024

Net investment income		4,753,673

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain on investment transactions		29,094,880
Net change in unrealized appreciation (depreciation) of investments		(74,456,680)

Net loss on investment transactions		(45,361,800)

Net Decrease in Net Assets from Operations		$(40,608,127)

(a)	Other income includes a non-recurring reimbursement for overpayment of prior years’ omnibus account Services, sub-accounting services and related transfer agency expenses (see Note B).

See notes to financial statements.

8 AB Small Cap Value Portfolio	ABFunds.com

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30, 2025	Year Ended November 30, 2024
Increase (Decrease) in Net Assets from Operations
Net investment income	$4,753,673	$5,795,657
Net realized gain on investment transactions	29,094,880	27,208,736
Net change in unrealized appreciation (depreciation) of investments	(74,456,680)	140,994,411

Net increase (decrease) in net assets from operations	(40,608,127)	173,998,804
Distributions to Shareholders
Class A	(3,680,582)	(301,408)
Class C	(9,508)	– 0	–
Advisor Class	(20,699,221)	(2,706,487)
Capital Stock Transactions
Net decrease	(37,931,769)	(110,352,383)

Total increase (decrease)	(102,929,207)	60,638,526
Net Assets
Beginning of period	644,754,984	584,116,458

End of period	$541,825,777	$644,754,984

See notes to financial statements.

ABFunds.com	AB Small Cap Value Portfolio 9

NOTES TO FINANCIAL STATEMENTS

November 30, 2025

NOTE A

Significant Accounting Policies

AB Cap Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of 11 portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Small Cap Value Portfolio (the “Fund”), a diversified portfolio. The Fund offers Class A, Class C and Advisor Class shares. Class B, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2 shares have been authorized but currently are not offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares automatically convert to Class A shares eight years after the end of the calendar month of purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All 11 classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Company’s Board of Directors (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Fund’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national

10 AB Small Cap Value Portfolio	ABFunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed and over-the-counter (“OTC”) put and call options are valued using market quotations when available. Listed options are generally valued at the last reported sale price, provided such price is within the bid-ask range, otherwise, they are valued based on the bid or ask price, as determined by a pricing service; options on futures may be valued at their settlement prices; OTC options, including flexible exchange-traded options (“Flex Options”), are generally valued using models that consider the terms of the option and relevant market inputs and are typically valued at transaction price on the trade date; open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short-term securities that have an original maturity of 60 days or less, as well as short-term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange-traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the

ABFunds.com	AB Small Cap Value Portfolio 11

NOTES TO FINANCIAL STATEMENTS (continued)

Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

12 AB Small Cap Value Portfolio	ABFunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of November 30, 2025:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks(a)	$535,206,166		$	– 0	–	$	– 0	–	$535,206,166
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	7,942,422			– 0	–		– 0	–	7,942,422

Total Investments in Securities	543,148,588			– 0	–		– 0	–	543,148,588
Other Financial Instruments(b)	– 0	–		– 0	–		– 0	–	– 0	–

Total	$543,148,588		$	– 0	–	$	– 0	–	$543,148,588

(a)	See Portfolio of Investments for sector classifications.

(b)

Other financial instruments include derivative instruments, such as futures, forwards and swaps. Derivative instruments are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

ABFunds.com	AB Small Cap Value Portfolio 13

NOTES TO FINANCIAL STATEMENTS (continued)

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current tax year and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from real estate investment trust (“REIT”) investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Cash and Short-Term Investments

Cash and short-term investments include cash on hand and short-term investments with maturities of less than one year when purchased.

9. Segment Information

The Fund represents a single operating segment. An operating segment is defined in U.S. GAAP as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has

14 AB Small Cap Value Portfolio	ABFunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Fund’s President is the CODM. The CODM monitors the operating results of the Fund as a whole and the pre-determined Fund’s long term investment strategy, which is executed by the portfolio management group. The qualitative and quantitative information contained within the financial statements is used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmark and to make resource allocation decisions. Segment assets are reflected on the statement of assets and liabilities and segment expenses are listed on the statement of operations.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .80% of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transactions costs) on an annual basis (the “Expense Caps”) to 1.25%, 2.00%, and 1.00% of daily average net assets for Class A, Class C, and Advisor Class shares, respectively. The Expense Caps will extend through February 28, 2026 and then may be extended by the Adviser for additional one year terms. For the year ended November 30, 2025, there were no such reimbursements.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended November 30, 2025, the reimbursement for such services amounted to $94,111.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $60,202 for the year ended November 30, 2025.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $53 from the sale of Class A shares and received $-0- and $267 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended November 30, 2025.

ABFunds.com	AB Small Cap Value Portfolio 15

NOTES TO FINANCIAL STATEMENTS (continued)

During the year ended November 30, 2025, the Adviser reimbursed the Fund $43,419 for overpayment of prior years’ omnibus account services, sub-accounting services and related transfer agency expenses.

The Fund may invest in AB Government Money Market Portfolio which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser had contractually agreed to waive .10% of the advisory fee of AB Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. Effective September 1, 2023, the Adviser has contractually agreed to waive .05% of the advisory fee of AB Government Money Market Portfolio (resulting in a net advisory fee of .15%) until August 31, 2024. In connection with the investment by the Fund in AB Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of AB Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended November 30, 2025, such waiver amounted to $12,051.

A summary of the Fund’s transactions in AB mutual funds for the year ended November 30, 2025 is as follows:

Fund	Market Value 11/30/24 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 11/30/25 (000)			Dividend Income (000)
AB Government Money Market Portfolio	$2,458	$177,569	$180,027	$	– 0	–	$249
AB Government Money Market Portfolio*	2,827	99,137	94,022		7,942		6

Total					$7,942		$255

*	Investments of cash collateral for securities lending transactions (see Note E).

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the 1940 Act. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Fund’s average daily net assets attributable to Class A shares and 1% of the Fund’s average daily net assets attributable to Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $960 for Class C shares. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, and the share class is active, the rate of the distribution and servicing fees payable under

16 AB Small Cap Value Portfolio	ABFunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended November 30, 2025 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$414,943,392		$476,229,333
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$505,349,190

Gross unrealized appreciation	$76,082,584
Gross unrealized depreciation	(38,283,186)

Net unrealized appreciation	$37,799,398

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivatives transactions for the year ended November 30, 2025.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

ABFunds.com	AB Small Cap Value Portfolio 17

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. If the Fund cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any dividend income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in AB Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and AB Government Money Market Portfolio are reflected in the statement of operations. When the Fund earns net securities lending income from AB Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Fund in AB Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of AB Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

18 AB Small Cap Value Portfolio	ABFunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

A summary of the Fund’s transactions surrounding securities lending for the year ended November 30, 2025 is as follows:

				AB Government Money Market Portfolio
Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Income Earned	Advisory Fee Waived
$12,769,490	$7,942,422	$5,127,436	$10,957	$6,289	$6,202

*	As of November 30, 2025.

NOTE F

Capital Stock

Each class consists of 1,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares			Amount
	Year Ended November 30, 2025	Year Ended November 30, 2024		Year Ended November 30, 2025	Year Ended November 30, 2024

Class A
Shares sold	149,616	168,596		$2,132,055		$2,296,414

Shares issued in reinvestment of dividends and distributions	226,251	22,422		3,479,746		279,150

Shares converted from Class C	378	– 0	–	5,624		– 0	–

Shares redeemed	(1,231,570)	(2,994,881)		(17,238,390)		(42,226,929)

Net decrease	(855,325)	(2,803,863)		$(11,620,965)		$(39,651,365)

Class C
Shares sold	1,941	– 0	–	$27,000	$	– 0	–

Shares issued in reinvestment of dividends and distributions	437	– 0	–	6,312		– 0	–

Shares converted to Class A	(404)	– 0	–	(5,624)		– 0	–

Shares redeemed	(10,983)	(3,119)		(135,888)		(42,261)

Net decrease	(9,009)	(3,119)		$(108,200)		$(42,261)

Advisor Class
Shares sold	5,407,730	6,221,643		$78,369,763		$87,690,626

Shares issued in reinvestment of dividends and distributions	1,187,322	163,698		18,462,856		2,059,327

Shares redeemed	(8,484,628)	(11,197,785)		(123,035,223)		(160,408,710)

Net decrease	(1,889,576)	(4,812,444)		$(26,202,604)		$(70,658,757)

ABFunds.com	AB Small Cap Value Portfolio 19

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE G

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the market or markets in which the Fund invests fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), terrorism, war, tariffs and trade disputes, and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing may be underperforming the market generally.

Capitalization Risk—Investments in small-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Sector Risk—The Fund may have more risk because it may invest to a significant extent in one or more particular market sectors, such as the financials sector. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Fund’s investments.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short-term liquidity requirements, which will expire on June 23, 2026. A commitment fee of 0.15% per annum related to the Facility is paid by the participating funds and is included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended November 30, 2025.

20 AB Small Cap Value Portfolio	ABFunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended November 30, 2025 and November 30, 2024 were as follows:

	2025	2024
Distributions paid from:
Ordinary income	$22,620,438	$3,007,895
Net long-term capital gains	1,768,873	– 0	–

Total taxable distributions paid	$24,389,311	$3,007,895

As of November 30, 2025, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$3,650,933
Undistributed capital gains	20,180,765
Unrealized appreciation (depreciation)	37,799,398	(a)

Total accumulated earnings (deficit)	$61,631,096

(a)

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to return of capital distributions received from underlying securities, the tax treatment of passive foreign investment companies (PFICs), and the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of November 30, 2025, the Fund did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to the utilization of earnings and profits distributed to shareholders on redemption of shares resulted in a net decrease in distributable earnings and a net increase in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

ABFunds.com	AB Small Cap Value Portfolio 21

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended November 30,
2025	2024	2023	2022	2021

Net asset value, beginning of period	$ 16.19	$ 12.29	$ 14.24	$ 16.37	$ 11.74

Income From Investment Operations

Net investment income(a)(b)	.09	†	.10	.06	.07	.02

Net realized and unrealized gain (loss) on investment transactions	(1.08)	3.83	(1.38)	(1.04)	4.65

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	(.99)	3.93	(1.32)	(.97)	4.67

Less: Dividends and Distributions

Dividends from net investment income	(.14)	(.03)	(.09)	(.01)	(.04)

Distributions from net realized gain on investment transactions	(.44)	– 0	–	(.54)	(1.15)	– 0	–

Total dividends and distributions	(.58)	(.03)	(.63)	(1.16)	(.04)

Net asset value, end of period	$ 14.62	$ 16.19	$ 12.29	$ 14.24	$ 16.37

Total Return

Total investment return based on net asset value(d)	(6.27	)%†	32.08%	(9.52)%	(6.72)%	39.92%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$79,852	$102,252	$112,084	$162,522	$177,607

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.17%	1.16%	1.17%	1.16%	1.17%

Expenses, before waivers/reimbursements	1.17%	1.17%	1.17%	1.16%	1.17%

Net investment income(b)	.64	%†	.74%	.44%	.50%	.13%

Portfolio turnover rate	74%	60%	59%	47%	50%

See footnote summary on page 25.

22 AB Small Cap Value Portfolio	ABFunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Year Ended November 30,
	2025		2024		2023		2022		2021

Net asset value, beginning of period	$ 15.16		$ 11.56		$ 13.43		$ 15.59		$ 11.23

Income From Investment Operations

Net investment income (loss)(a)(b)	(.02	)(c)†	.00	(c)	(.04)		(.02)		(.10)

Net realized and unrealized gain (loss) on investment transactions	(1.01)		3.60		(1.29)		(.99)		4.46

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	(1.03)		3.60		(1.33)		(1.01)		4.36

Less: Distributions

Dividends from net investment income	(.04)		– 0	–	– 0	–	– 0	–	– 0	–

Distributions from net realized gain on investment transactions	(.44)		– 0	–	(.54)		(1.15)		– 0	–

Total distributions	(.48)		– 0	–	(.54)		(1.15)		– 0	–

Net asset value, end of period	$ 13.65		$ 15.16		$ 11.56		$ 13.43		$ 15.59

Total Return

Total investment return based on net asset value(d)	(6.99	)%†	31.14%		(10.16)%		(7.35)%		38.82%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$149		$302		$266		$330		$477

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.93%		1.92%		1.92%		1.76%		1.90%

Expenses, before waivers/reimbursements	1.93%		1.92%		1.93%		1.92%		1.92%

Net investment income (loss)(b)	(.13	)%†	(.03)%		(.30)%		(.16)%		(.65)%

Portfolio turnover rate	74%		60%		59%		47%		50%

See footnote summary on page 25.

ABFunds.com	AB Small Cap Value Portfolio 23

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended November 30,
2025	2024	2023	2022	2021

Net asset value, beginning of period	$ 16.40	$ 12.46	$ 14.42	$ 16.57	$ 11.88

Income From Investment Operations

Net investment income(a)(b)	.13	†	.14	.09	.11	.06

Net realized and unrealized gain (loss) on investment transactions	(1.08)	3.87	(1.39)	(1.06)	4.70

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	(.95)	4.01	(1.30)	(.95)	4.76

Less: Dividends and Distributions

Dividends from net investment income	(.19)	(.07)	(.12)	(.05)	(.07)

Distributions from net realized gain on investment transactions	(.44)	– 0	–	(.54)	(1.15)	– 0	–

Total dividends and distributions	(.63)	(.07)	(.66)	(1.20)	(.07)

Net asset value, end of period	$ 14.82	$ 16.40	$ 12.46	$ 14.42	$ 16.57

Total Return

Total investment return based on net asset value(d)	(5.99	)%†	32.37%	(9.22)%	(6.53)%	40.26%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$461,825	$542,201	$471,766	$520,700	$456,033

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.92%	.92%	.92%	.91%	.92%

Expenses, before waivers/reimbursements	.92%	.92%	.92%	.91%	.92%

Net investment income(b)	.88	%†	.98%	.71%	.79%	.38%

Portfolio turnover rate	74%	60%	59%	47%	50%

See footnote summary on page 25.

24 AB Small Cap Value Portfolio	ABFunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Amount is less than .005%.

†

During the year ended November 30, 2025, the Adviser reimbursed the Fund for overpayment of prior years’ omnibus account services, sub-accounting services and related transfer agency expenses. The impact of the reimbursement to the financial highlights is as follows:

	Net Investment Income Per Share		Net Investment Income Ratio	Total Return
Class A	$.00	(c)	.01%	.01%
Class C	$.00	(c)	.01%	.01%
Advisor Class	$.00	(c)	.01%	.01%

See notes to financial statements.

ABFunds.com	AB Small Cap Value Portfolio 25

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of

AB Small Cap Value Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Small Cap Value Portfolio (the “Fund”) (one of the portfolios constituting AB Cap Fund, Inc. (the “Company”)), including the portfolio of investments, as of November 30, 2025, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting AB Cap Fund, Inc.) at November 30, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2025, by correspondence with the custodian, brokers and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the

26 AB Small Cap Value Portfolio	ABFunds.com

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

January 28, 2026

ABFunds.com	AB Small Cap Value Portfolio 27

2025 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended November 30, 2025. For individual shareholders, the Fund designates 41.85% of dividends paid as qualified dividend income. For corporate shareholders, 41.46% of dividends paid qualify for the dividends received deduction.

The Fund designates $30,184 of distributions paid during the fiscal year ended November 30, 2025 as qualifying to be taxed as section 163(j) interest dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2026.

28 AB Small Cap Value Portfolio	ABFunds.com

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Cap Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Small Cap Value Portfolio (the “Fund”) at a meeting held in-person on May 6-8, 2025 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

ABFunds.com	AB Small Cap Value Portfolio 29

research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2023 and 2024 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their

30 AB Small Cap Value Portfolio	ABFunds.com

clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors have received detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Advisor Class shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Advisor Class shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2025 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, and their discussion with the Adviser of the reasons for the Fund’s underperformance in certain periods reviewed, the directors concluded that the Fund’s investment performance in the most recent period was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual advisory fee rate with a peer group median and noted that it was lower than the median. They also noted that the Adviser’s total rate of compensation, taking into account the administrative expense reimbursement paid to the Adviser in the latest fiscal year, was equal to the median.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the

ABFunds.com	AB Small Cap Value Portfolio 31

Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Advisor Class shares of the Fund in comparison to the medians for a peer group and a peer universe selected by the 15(c) service provider. The Advisor Class expense ratio of the Fund was based on the Fund’s latest fiscal year. The Adviser had agreed to cap the Fund’s expenses, but the directors noted that the Fund’s expense ratio was currently below the level of the Adviser’s cap. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was lower than the medians. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund does not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also

32 AB Small Cap Value Portfolio	ABFunds.com

had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. The directors informed the Adviser that they would monitor the Fund’s asset level (which was well below the level at which they would anticipate adding an initial breakpoint) and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

ABFunds.com	AB Small Cap Value Portfolio 33

NOTES

34 AB Small Cap Value Portfolio	ABFunds.com

NOTES

ABFunds.com	AB Small Cap Value Portfolio 35

NOTES

36 AB Small Cap Value Portfolio	ABFunds.com

AB SMALL CAP VALUE PORTFOLIO

66 Hudson Boulevard East

New York, NY 10001

800 221 5672

SCV-0151-1125

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

There were no disagreements with accountants during the reporting period.

ITEM 9. PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

There were no shareholder meetings during the reporting period.

ITEM 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Aggregate remuneration paid to all Directors and advisory board members are included within the Financial Statements under Item 7 of this Form N-CSR.

ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

Statement regarding basis for Approval of Investment Advisory Contract included within the Financial Statements under Item 7 of this Form N-CSR.

ITEM 12. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 13. PORTFOLIO MANAGERS OF CLOSED END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 14. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY OF AND AFFILIDATED PURCHASERS.

Not applicable to the registrant.

ITEM 15. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 16. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 17. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 18. RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

Not applicable to the registrant.

ITEM 19. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

19(a)(1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

19(b)(1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

19(b)(2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

19(c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Cap Fund, Inc.

By:	/s/ Onur Erzan
Onur Erzan
President

Date:	January 29, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Onur Erzan
Onur Erzan
President

Date:	January 29, 2026

By:	/s/ Stephen M. Woetzel
Stephen M. Woetzel
Treasurer and Chief Financial Officer

Date:	January 29, 2026